UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007 (February 14, 2007)

Kenexa Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-51358	23-3024013
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

650 East Swedesford Rd
Wayne, PA		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 971-9171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On February 14, 2007, Kenexa Corporation, a Pennsylvania corporation (“KNXA”) announced its financial results for the fourth quarter and full year ended December 31, 2006 and certain other information. A copy of Kenexa’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1	Press Release, entitled “Kenexa Announces Financial Results for Fourth-Quarter and Full Year 2006,” issued by the company on February 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENEXA CORPORATION

Date: February 15, 2007	By:	/s/ Donald F. Volk
Donald F. Volk
Chief Financial Officer
February 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, entitled “Kenexa Announces Financial Results for Fourth-Quarter and Full Year 2006,” issued by the company on February 14, 2007.